Exhibit 99.1

Cycurion Stock (Nasdaq: CYCU) Receives Buy Rating and $7 Target Price in New Investment Report Issued from Litchfield Hills Research

Report Highlights Cycurion’s $80 Million Backlog Positioning the Company for Strong 2026 Revenue Growth

MCLEAN, Va., Feb. 03, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a leading provider of AI-driven cybersecurity, IT security solutions, and managed services is pleased to announce that Litchfield Hills Research has initiated coverage on CYCU with a Buy rating and a $7.00 price target. The target represents significant upside potential from the current CYCU stock price level with InvestingPro data showing the micro-cap company (market capitalization of just $10.68 million) is trading below its Fair Value.

Litchfield Hills Research highlighted Cycurion’s $80 million contracted backlog, approximately four times its fiscal year 2024 revenue, which positions the company for significant revenue growth as contracts convert to billable work. This backlog is particularly noteworthy given the company’s current annual revenue of $15.67 million.

Litchfield Hills also noted that Cycurion is pivoting toward higher-margin cybersecurity solutions, providing advisory services, managed services, and SaaS solutions primarily to state and local governments and small businesses—markets that remain under-secured and increasingly targeted by ransomware attacks.

The report pointed to Cycurion’s proven acquisition and integration model, built through multiple acquisitions and now operating as a unified platform under new leadership focused on simplifying structure, improving margins, and scaling higher-value managed security offerings. Investors should note that InvestingPro data shows the stock generally trades with high price volatility, with shares down 78.2% over the past six months.

Even at the $7.00 price target, Litchfield Hills indicated Cycurion would trade at 2.9x estimated 2026 revenue versus a peer average of 9.0x, reflecting what the firm called "a steep and unwarranted discount." This valuation perspective aligns with the company’s current Price/Book ratio of just 0.53, suggesting potential value for investors willing to accept the risks.

Investors may review the Litchfield Hills Research profile of Cycurion (CYCU) issued on January 23, 2026 at this direct link: https://www.investing.com/news/analyst-ratings/litchfield-hills-initiates-cycurion-stock-with-buy-rating-on-backlog-strength-93CH-4463280.

Cycurion engaged Litchfield Hills Research to provide an independent third-party evaluation and valuation of CYCU stock, selecting the firm for its well-established reputation for objective, fact-based, and comprehensive investment analysis.

Kevin Kelly, Chairman and Chief Executive Officer of Cycurion, Inc. commented, “It is very gratifying to see the appreciation of Cycurion’s significant undervaluation at current trading prices clearly presented in the new Litchfield Hills Research profile and price target just issued. With all of the accomplishments that Cycurion has delivered to date, including our first shareholder dividend, the $80 million contracted backlog being turned into growing billable revenues and the swelling global demand for advanced cybersecurity solutions today, we are confident that long term investors who build positions in CYCU stock should be substantially rewarded, going forward. We urge everyone to review the Litchfield Hills Research coverage of Cycurion as well as all of our company’s own news announcements and filings to fully appreciate the high value investment opportunity here.”

About Cycurion, Inc.

Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. More info: www.cycurion.com

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.

Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the anticipated closing of the offering; the Company’s anticipated use of proceeds from the offering; the acceleration of the Company’s inorganic growth strategy; the continued execution on the Company’s backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Third-Party Research Disclosure

This press release includes references to, or excerpts from, an investment research report prepared by a third party, Litchfield Hills Research (the “Report”). Cycurion engaged Litchfield Hills Research to prepare the Report and paid a fee for its preparation; however, Litchfield Hills Research retained full editorial control and independence with respect to the content, opinions, estimates, projections, and price targets expressed in the Report. The views, opinions, and conclusions contained in the Report are solely those of the author as of the date of the Report and do not represent the views, opinions, or forecasts of the Company.

The Company has not independently verified, and does not accept responsibility for, the accuracy, completeness, or reliability of the information contained in the Report and has no obligation to update, revise, or comment on the Report or any opinions, estimates, or price targets contained therein. The inclusion of the Report or references thereto in this press release is not intended to, and does not, constitute an offer to sell or the solicitation of an offer to buy any securities of the Company.

The Report is not investment advice and should not be relied upon as such. Any investment decision with respect to the Company’s securities should be made based on an investor’s own independent evaluation, including consultation with professional financial, legal, and tax advisers. Past performance is not indicative of future results, and any price targets or forward-looking statements contained in the Report involve risks and uncertainties that could cause actual results to differ materially.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com

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